   As filed with the Securities and Exchange Commission on August 26, 1997


                                 SCHEDULE 14A
                               (Rule 14a - 101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         MuniYield Insured Fund, Inc.
                            P.O. Box 9011 Princeton
                            New Jersey 08543-9011
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

     -------------------------------------------------------------------------

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:
         -----------
         /1/ Set forth the amount on which the filing fee is calculated and state how it was determined.

                         MUNIYIELD INSURED FUND, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                               ----------------

                 NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                                OCTOBER 9, 1997

To The Stockholders of MuniYield Insured Fund, Inc.:

  Notice is hereby given that the 1997 Annual Meeting of Stockholders (the "Meeting") of MuniYield Insured Fund, Inc. (the "Fund") will be held at the offices of Merrill Lynch Asset Management, 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, October 9, 1997 at 10:15 a.m. for the following purposes:

    (1) To elect a Board of Directors to serve for the ensuing year;

    (2) To consider and act upon a proposal to ratify the selection of Ernst & Young LLP to serve as independent auditors of the Fund for its current fiscal year; and

    (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

  The Board of Directors has fixed the close of business on August 12, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

  A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after September 25, 1997, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors
                                          Patrick D. Sweeney
                                          Secretary

Plainsboro, New Jersey
Dated: August 26, 1997

                                PROXY STATEMENT

                               ----------------

                         MUNIYIELD INSURED FUND, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                               ----------------

                      1997 ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                                OCTOBER 9, 1997

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MuniYield Insured Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 1997 Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, October 9, 1997 at 10:15 a.m. The approximate mailing date of this Proxy Statement is August 28, 1997.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year, and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

  The Board of Directors has fixed the close of business on August 12, 1997 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 61,351,136 shares of common stock, par value $.10 per share ("Common Stock"), and 17,600 shares of auction market preferred stock, par value $.05 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon ("AMPS"). To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock or five percent of the outstanding AMPS.

  With respect to Item 1 Election of Directors, holders of AMPS, voting separately as a class, are entitled to elect the two Directors designated below and holders of AMPS and Common Stock, voting together as a class, are entitled to elect the remaining Directors. Assuming a quorum is present, (i) election of the two Directors to be elected by the holders of AMPS, voting separately as a class, will require the affirmative vote of a majority of the votes cast by the holders of AMPS represented at the Meeting and entitled to vote; (ii) election of the remaining Directors will require the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock and AMPS represented at the Meeting and entitled to vote, voting together as a single class; and (iii) approval of Item 2. Selection of Independent Auditors will require the affirmative vote of a majority of the votes cast by the holders of Common Stock and AMPS represented at the Meeting and entitled to vote, voting together as a single class.

  The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1. ELECTION OF DIRECTORS

  At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

    (1) All proxies of the holders of shares of AMPS, voting separately as a class, will be voted in favor of the two (2) persons designated as Directors to be elected by holders of AMPS; and

    (2) All proxies of the holders of shares of AMPS and Common Stock, voting together as a single class, will be voted in favor of the four (4) persons designated as Directors to be elected by holders of Common Stock and AMPS.

  The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

  Certain information concerning the nominees, including their designated classes, is set forth as follows:

TO BE ELECTED BY HOLDERS OF AMPS, VOTING SEPARATELY AS A CLASS:

                                                                            SHARES
                                   PRINCIPAL OCCUPATIONS                 BENEFICIALLY
  NAME AND ADDRESS OF              DURING PAST FIVE YEARS      DIRECTOR    OWNED AT
        NOMINEE           AGE   AND PUBLIC DIRECTORSHIPS(1)     SINCE   THE RECORD DATE
  -------------------     ---   ---------------------------    -------- ----------------
                                                                         COMMON
                                                                          STOCK   AMPS
                                                                         ------   ----
Walter Mintz (1)(2).....  68  Special Limited Partner of         1992       0       0
1114 Avenue of the             Cumberland Associates
Americas                       (investment partnership) since
New York, New York 10036       1982.
Melvin R. Seiden          66  Director of Silbanc Properties,    1992       0       0
(1)(2)..................       Ltd. (real estate, investments
780 Third Avenue               and consulting) since 1987;
Suite 2502                     Chairman and President of
New York, New York 10017       Seiden & de Cuevas, Inc.
                               (private investment firm) from
                               1964 to 1987.

TO BE ELECTED BY HOLDERS OF AMPS AND COMMON STOCK, VOTING TOGETHER AS A SINGLE
CLASS:

                                                                                  SHARES
                                                                               BENEFICIALLY
                                          PRINCIPAL OCCUPATIONS                  OWNED AT
                                          DURING PAST FIVE YEARS      DIRECTOR  THE RECORD
  NAME AND ADDRESS OF NOMINEE    AGE   AND PUBLIC DIRECTORSHIPS(1)     SINCE       DATE
  ---------------------------    ---   ---------------------------    -------- --------------
                                                                               COMMON
                                                                                STOCK  AMPS
                                                                               ------  ----
Joe Grills (1)(2).........       62  Member of the Committee of         1994       0      0
183 Soundview Lane                    Investment of Employee Benefit
New Canaan, Connecticut 06840         Assets of the Financial
                                      Executives Institute ("CIEBA")
                                      since 1986, member of CIEBA's
                                      Executive Committee since 1988
                                      and its Chairman from 1991 to
                                      1992; Assistant Treasurer of
                                      International Business Machines
                                      Corporation ("IBM") and Chief
                                      Investment Officer of IBM
                                      Retirement Funds from 1986
                                      until 1993; Member of the
                                      Investment Advisory Committee
                                      of the State of New York Common
                                      Retirement Fund; Member of the
                                      Investment Advisory Committee
                                      of the Howard Hughes Medical
                                      Institute; Director, Duke
                                      Management Company and LaSalle
                                      Street Fund since 1995;
                                      Director Kimco Realty
                                      Corporation since January 1997.
Robert S. Salomon, Jr. (1)(2)..  60  Principal of STI Management        1996       0      0
106 Dolphin Cove Quay                 (investment adviser); Director,
Stamford, Connecticut 06902           Common Fund and the Norwalk
                                      Community Technical College
                                      Foundation; Chairman and CEO of
                                      Salomon Brothers Asset
                                      Management from 1992 until
                                      1995; Chairman of Salomon
                                      Brothers equity mutual funds
                                      from 1992 until 1995; Director
                                      of Stock Research and U.S.
                                      Equity Strategist at Salomon
                                      Brothers from 1975 until 1991.

                                                                          SHARES
                                                                       BENEFICIALLY
                                  PRINCIPAL OCCUPATIONS                  OWNED AT
  NAME AND ADDRESS OF             DURING PAST FIVE YEARS      DIRECTOR  THE RECORD
        NOMINEE          AGE   AND PUBLIC DIRECTORSHIPS(1)     SINCE       DATE
  -------------------    ---   ---------------------------    -------- --------------
                                                                       COMMON
                                                                        STOCK  AMPS
                                                                       ------  ----
Stephen B. Swensrud      64  Chairman of Fernwood Associates    1992       0      0
(1)(2)..................      (financial consultants) since
24 Federal Street             1975.
Suite 400
Boston, Massachusetts
02110
Arthur Zeikel (1)(3).... 65  President of Fund Asset            1992       0      0
P.O. Box 9011                 Management, L.P. ("FAM") (which
Princeton, New Jersey         term as used herein includes
08543-9011                    its corporate predecessors)
                              since 1977; President of MLAM
                              (which term as used herein
                              includes its corporate
                              predecessors) since 1977;
                              President and Director of
                              Princeton Services, Inc.
                              ("Princeton Services") since
                              1993; Executive Vice President
                              of Merrill Lynch & Co., Inc.
                              ("ML & Co.") since 1990;
                              Director of Merrill Lynch Funds
                              Distributor, Inc. ("MLFD")
                              since 1977.

--------
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser.
(2) Member of the Audit Committee of the Board of Directors.
(3) Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund.

  Committees and Board of Directors' Meetings. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

  During the fiscal year ended October 31, 1996, the Board of Directors held five meetings and the Audit Committee held four meetings. Each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and, if a member, of the total number of meetings of the Audit Committee held during such period.

  Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

  Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year.

  Interested Persons. The Fund considers Mr. Zeikel to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act as a result of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the President of FAM and MLAM.

  Compensation of Directors. FAM, the investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML&Co. or its subsidiaries. The Fund pays each Director not affiliated with the investment adviser (each a "non-affiliated Director") a fee of $4,000 per year plus $1,000 per regular meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee a fee of $4,000 per year plus $750 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at meetings. These fees and expenses aggregated $79,436 for the fiscal year ended October 31, 1996.

  The following table sets forth for the fiscal year ended October 31, 1996 compensation paid by the Fund to the non-affiliated Directors and, for the calendar year ending December 31, 1996, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Directors.

                                                                                  TOTAL
                                                                               COMPENSATION
                                                             PENSION OR       FROM FUND AND
                                             AGGREGATE   RETIREMENT BENEFITS FAM/MLAM ADVISED
                                            COMPENSATION   ACCRUED AS PART    FUNDS PAID TO
             NAME OF DIRECTOR                FROM FUND    OF FUND EXPENSES      DIRECTORS
             ----------------               ------------ ------------------- ----------------
Joe Grills(1)                                 $15,000           None             $167,000
Walter Mintz(1)                               $15,000           None             $164,000
Robert S. Salomon, Jr.(1)                     $12,917           None             $187,167
Melvin R. Seiden(1)                           $15,000           None             $164,000
Stephen B. Swensrud(1)                        $13,250           None             $154,250

--------
(1) The Directors serve on the boards of FAM/MLAM Advised Funds as follows:
  Mr. Grills (19 registered investment companies consisting of 47 portfolios); Mr. Mintz (18 registered investment companies consisting of 37 portfolios); Mr. Salomon (18 registered investment companies consisting of 37 portfolios); Mr. Seiden (18 registered investment companies consisting of 37 portfolios); Mr. Swensrud (21 registered investment companies consisting of 52 portfolios).

  Officers of the Fund. The Board of Directors has elected eight officers of the Fund. The following sets forth information concerning each of these officers:

                                                                                        OFFICER
              NAME AND PRINCIPAL OCCUPATION                         OFFICE          AGE  SINCE
              -----------------------------                         ------          --- -------
Arthur Zeikel............................................  President                 65  1992
 President of FAM since 1977; President of MLAM since
  1977; President and Director of Princeton Services
  since 1993; Executive Vice President of ML & Co. since
  1990; Director of MLFD since 1977.
Terry K. Glenn...........................................  Executive Vice President  56  1992
 Executive Vice President of FAM and MLAM since 1983; Ex-
  ecutive Vice President and Director of Princeton Serv-
  ices since 1993; President of MLFD since 1986 and Di-
  rector thereof since 1991; President of Princeton Ad-
  ministrators, L.P. since 1988.
Vincent R. Giordano......................................  Vice President            53  1992
 Senior Vice President of FAM and MLAM since 1984.
Kenneth A. Jacob.........................................  Vice President            46  1992
 Vice President of FAM and MLAM since 1984.
William R. Bock..........................................  Vice President            61  1997
 Vice President of MLAM since 1989.
Donald C. Burke..........................................  Vice President            37  1993
 Vice President and Director of Taxation of MLAM since
  1990.
Gerald M. Richard........................................  Treasurer                 48  1992
 Senior Vice President and Treasurer of FAM and MLAM
  since 1984; Treasurer of MLFD since 1984 and Vice Pres-
  ident since 1981.
Patrick D. Sweeney.......................................  Secretary                 43  1997
 Vice President of FAM and MLAM since 1990.

  Stock Ownership. At the Record Date, the Directors and officers of the Fund as a group (13 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date. At such date, Mr. Zeikel, a Director of the Fund, and the officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

                   ITEM 2. SELECTION OF INDEPENDENT AUDITORS

  The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Ernst & Young LLP ("E&Y") to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of E&Y in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

  E&Y also acts as independent auditors for several other investment companies for which FAM or its affiliate, MLAM acts as investment adviser. The fees received by E&Y from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that E&Y has been retained as the independent auditors for the other entities described above in its evaluation of the independence of E&Y with respect to the Fund.

  Deloitte & Touche LLP ("D&T") served as the Fund's independent auditors from the commencement of the Fund's operations through the fiscal year ended October 31, 1996. In January 1997, the Fund acquired all of the assets and assumed all of the liabilities of MuniYield Insured Fund II, Inc. ("Insured II") in consideration for the issuance to Insured II of shares of the Fund's Common Stock and a newly-created series of Auction Market Preferred Stock (collectively, the "Reorganization"). In connection with the Reorganization, the Board of Directors determined to retain E&Y, the independent auditors for Insured II, as independent auditors for the Fund for the fiscal year ending October 31, 1997. The report of D&T on the Fund's financial statements did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. This change in accountants was recommended by the Audit Committee of the Board of Directors. During the Fund's two most recently completed fiscal years and for the period subsequent to the dismissal of D&T, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

  Representatives of E&Y are expected to be present at the meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                            ADDITIONAL INFORMATION

  The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

  In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of the Fund's securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

  The Directors are to be elected by class vote, two Directors being elected by the holders of AMPS voting separately as a class and the remaining Directors by the holders of AMPS and Common Stock, voting together as a single class. Assuming a quorum is present, (1) the affirmative vote of a majority of the votes cast by the holders of AMPS, present in person or by proxy at the Meeting and entitled to vote, voting separately as a class, is required for the election of the two (2) persons designated as Directors to be elected by the holders of AMPS; (2) the affirmative vote of a majority of the votes cast by the holders of the AMPS and the Common Stock, present in person or by proxy at the Meeting and entitled to vote, voting together as a single class, is required for the election of the remaining Directors (Item 1); and (3) the proposal to ratify the selection of the Fund's independent auditors (Item 2) may be approved by the affirmative vote of a majority of the Common Stock and the AMPS, present in person or by proxy at the Meeting and entitled to vote, voting together as a single class.

  Broker-dealer firms, including Merrill Lynch, holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Accordingly, the Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of a quorum. Merrill Lynch has advised the Fund that it intends to exercise discretion over shares held in its name for which no instructions have been received by voting such shares in the same proportion as it has voted shares for which it has received instructions. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the vote on Item 1 or Item 2.

ADDRESS OF INVESTMENT ADVISER

  The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

  The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 1996 to any stockholder upon request. Such requests should be directed to MuniYield Insured Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Patrick D. Sweeney, Secretary, or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

  If a stockholder intends to present a proposal at the 1998 Annual Meeting of Stockholders of the Fund, which is anticipated to be held in October 1998, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by April 28, 1998.

                                          By Order of the Board of Directors
                                          Patrick D. Sweeney
                                          Secretary

Dated: August 26, 1997

                                                                    COMMON STOCK

                         MUNIYIELD INSURED FUND, INC.
                                 P.0 Box 9011
                       Princeton, New Jersey 08543-9011

          This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and
Ira P. Shapiro as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniYield Insured Fund, Inc. (the "Fund") held of record by the undersigned on August 12, 1997 at the annual meeting of stockholders of the Fund to be held on October 9, 1997 or any adjournment thereof.

        This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

                                (Continued and to be signed on the reverse side)

1. ELECTION OF DIRECTORS      FOR all nominees listed below
                              (except as marked to the contrary below) [_]

   WITHHOLD AUTHORITY
   to vote for all nominees listed below [_]

   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEES'S NAME IN THE LIST BELOW.) JOE GRILLS, STEPHEN B. SWENSURD, ROBERT S. SALOMON, JR., Arthur Zeikel

                                         FOR [_]    AGAINST [_]   ABSTAIN [_]

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.



3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



                                             Please sign exactly as name appears
                                             hereon. When shares are held by
                                             joint tenants, both should sign.
                                             When signing as attorney or as
                                             executor, administrator, trustee or
                                             guardian, please give full title as
                                             such. If a corporation, please sign
                                             in full corporate name by president
                                             or other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             persons.

                                             Dated__________________________1997

                                             X__________________________________
                                                        Signature

                                             X__________________________________
                                                    Signature, if held jointly

PLEASE MARK BOXES[_] OR [X] IN BLUE OR BLACK INK. SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                          AUCTION MARKET
                                                          PREFERRED STOCK


                         MUNIYIELD INSURED FUND, INC.
                                 P.0 Box 9011
                       Princeton, New Jersey 08543-9011

          This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Ira P. Shapiro as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniYield Insured Fund, Inc. (the "Fund") held of record by the undersigned on August 12, 1997 at the annual meeting of stockholders of the Fund to be held on October 9, 1997 or any adjournment thereof.

        This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

                                (Continued and to be signed on the reverse side)

1. ELECTION OF DIRECTORS      FOR all nominees listed below
                              (except as marked to the contrary below) [_]

   WITHHOLD AUTHORITY
   to vote for all nominees listed below [_]

   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEES'S NAME IN THE LIST BELOW.) JOE GRILLS, STEPHEN B. SWENSURD, ROBERT S. SALOMON, JR., ARTHUR ZEIKEL, WALTER MINTZ, MELVIN R. SEIDEN

                                         FOR [_]    AGAINST [_]   ABSTAIN [_]

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.



3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



                                             Please sign exactly as name appears
                                             hereon. When shares are held by
                                             joint tenants, both should sign.
                                             When signing as attorney or as
                                             executor, administrator, trustee or
                                             guardian, please give full title as
                                             such. If a corporation, please sign
                                             in full corporate name by president
                                             or other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             persons.

                                             Dated__________________________1997

                                             X__________________________________
                                                        Signature

                                             X__________________________________
                                                    Signature, if held jointly

PLEASE MARK BOXES[_] OR [X] IN BLUE OR BLACK INK. SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.